AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                 -----------------------------------------------

     This Amended and Restated Revolving Credit Agreement (this "Amended RCA") is made effective as of ________________ , 2005 ("Effective Date"), by and between PETROSEARCH ENERGY CORPORATION, A NEVADA CORPORATION [SUCCESSOR BY MERGER TO PETROSEARCH CORPORATION, A TEXAS CORPORATION] ("Borrower"), ANADARKO PETROSEARCH, L.L.C., A TEXAS LIMITED LIABILITY COMPANY ("Anadarko Petrosearch"), GUIDANCE PETROSEARCH, L.L.C., A TEXAS LIMITED LIABILITY COMPANY ("Guidance Petrosearch") and FORTUNA ENERGY, L.P., A CALIFORNIA LIMITED PARTNERSHIP ("Lender").

                                    RECITALS:

     A. Effective October 1, 2004, Lender, Borrower, Anadarko Petrosearch, TK Petrosearch, and Guidance Petrosearch entered into a certain Revolving Credit Agreement (the "Original Credit Agreement") creating an $18,000,000.00 credit facility available to Borrower and its subsidiaries to fund acquisitions and development of its oil and gas leases in several states, including, Texas, Oklahoma, North Dakota, Montana and Mississippi.

     B. Borrower, with the consent of Lender, sold the assets of its TK Petrosearch subsidiary to a third party effective July 1, 2005.

     C. Borrower has proposed to acquire and/or participate in ownership and development of eight (8) new prospects (the "Eight Prospect Package") with an initial capital budget of $10,000,000.00 (the "Eight Prospect Capital Budget") which has been submitted to Lender for review and consideration. Lender, Borrower, Anadarko Petrosearch and Guidance Petrosearch desire to amend and restate the Original Credit Agreement to address the repayment terms for the current outstanding indebtedness, the proposed funding of the Eight Prospect Capital Budget, and the future advances, if any, under the credit facility for other future prospects made available to Borrower.

                               TERMS OF AMENDMENT:

     NOW, THEREFORE, FOR VALUE RECEIVED, the sufficiency of which is acknowledged by the parties, the parties hereby amend and restate the Original Credit Agreement as follows:

                                    ARTICLE I

                    COMMITMENT USE OF PROCEEDS AND COLLATERAL
                    -----------------------------------------

     Section  1.1.     COMMITMENT/ADVANCES.  Subject to the terms and conditions
                       -------------------
of this Amended RCA and beginning on the Effective Date, until the earlier of the maturity of the revolving loan, as amended, Lender will make a loan to Borrower by making advances of good funds by wire transfer to Borrower's designated bank or such designated third party recipient as the parties may mutually agree upon (the "Advances"), from time to time as limited by Section

1.5 hereinbelow, in such amounts as the Borrower may request up to the funding limits described in this Amended RCA, up to the maximum aggregate principal amount outstanding at any time during the term of the loan of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00)[the "Amended and Restated Credit Line"]. Attached hereto as Schedule 1 is the schedule of anticipated Advances (the "Schedule of Advances") pursuant to the Eight Prospect Capital Budget.

     Section  1.2     USE  OF  PROCEEDS.  Proceeds  of  the Amended and Restated
                      -----------------
Credit  Line  shall  be  used  only  to  finance:

          (a)     Past,  present,  or  future acquisitions of oil and gas leases
     (collectively, if acquired in whole or in part with Lender funds, the "Leases"), including all title and land work in Anadarko Petrosearch, all title and land work related to the Eight Prospect Package (irrespective of the entity holding title) all fees paid to governmental entities (i.e. filing fees and/or tax stamps), bonus consideration, surface damage payments, prospect acquisition costs such as Barbee costs which accrue under the Prospect Generation Agreement between Borrower and William Barbee, associated title, geological, and engineering review, fees and payments to maintain such leases such as delay rentals;

          (b) oil and gas drilling, reworking, production, transportation, marketing and plugging activities under the Leases, and

          (c) All Lender charges and fees, including fees and expenses of legal counsel to Lender.


     Section  1.3     OUTSTANDING LOAN BALANCE/REVOLVING CREDIT NOTE AMENDMENTS.
                      ---------------------------------------------------------
All Advances to date under the Original Credit Agreement have been made under the original Revolving Credit Note of the Borrower dated as of October 15, 2004, payable to the order of Lender, and providing for interest on the outstanding principal balance as advanced, from time to time, at the rate of six percent
(6%) per annum. The parties stipulate and agree that as of and through the Effective Date above, the outstanding and unpaid principal balance under the original Revolving Credit Note is as follows: $825,000.00, and that the accrued interest through said Effective Date which has accrued under the original
Revolving Credit Note will be paid upon execution of this Amended RCA. The parties hereby amend and restate the Note terms as follows and as set forth in Sections 1.4, 1.5, 1.6, 1.7, 1.8 and 1.9 below, which shall be evidenced by the form of Amended and Restated Note attached hereto and made a part hereof as Exhibit "A" (the "Amended and Restated Note") and the current principal and
------------
interest balance under the original Revolving Credit Note described in this Section shall be hereafter deemed to be principal and interest outstanding under the Amended and Restated Note:


     (a)     INTEREST  RATE.  The  Note  interest  rate  is  amended  as  of the
             --------------
     Effective Date above to Wall Street Journal Prime Rate, as same may change from time to time, plus three percent (3%) per annum.

     (b)     MATURITY.  The  Note  maturity is hereby extended to April 1, 2008.
             --------
     For  purposes
     hereof, the term "Maturity" shall likewise refer to the date, if ever, upon which Lender, after any applicable cure period, accelerates the Amended and Restated Note as a result of a Borrower Event of Default as defined in this Amended RCA and in the Amended and Restated Note.

     (c)     ADVANCE  CUTOFF  DATE.  Subject  to  the  provisions of Section 1.5
             ---------------------
     below, Borrower shall not request an Advance under the Amended and Restated Note after October 1, 2007.

     (d)     AMORTIZATION/PAYMENT OF INTEREST AND PRINCIPAL.  From and after the
             ----------------------------------------------
     Effective Date, each respective Advance shall be treated as a separate loan for repayment purposes and each such Advance together with accrued interest thereon at the rate stated in the Amended and Restated Note shall be paid by Borrower to Lender as follows:

     (1) As to each specific principal Advance drawn by Borrower hereunder, Borrower shall pay interest-only installments monthly to Lender commencing on the first day of the calendar month following the date of the specific Advance and continuing on the same calendar day of each succeeding month thereafter for a total of six (6) monthly interest payments if the specific Advance by Lender is made between the first (1st) and fifteenth (15th) calendar day of a month, and for a total of seven (7) monthly interest payments if the specific Advance is made after the fifteenth (15th) calendar day of a month and prior to the first (1st) calendar day of the following month.

     (2) As to each specific principal Advance drawn by Borrower, commencing on the first day of the calendar month following the last scheduled interest-only payment (whether the interest only period is six (6) months or seven (7) months as set forth above and unless Maturity occurs on or prior to such date) and continuing on the same calendar day of each succeeding month thereafter until Maturity (as defined above), Borrower shall pay monthly installments of principal based upon a 30-month amortization of that specific Advance (i.e. 1/30th of the specific principal Advance shall be paid monthly), together with the monthly accrued interest on that specific Advance as of the installment due date for that specific Advance for twenty-four (24) months or until Maturity (as defined above), whichever shall be the earlier to occur, at which time the entire balance of the specific Advance shall become due and payable.

     (3) At Maturity (as defined above), all outstanding and unpaid principal and accrued interest shall be paid by Borrower to Lender.

     A scheduled payment date which falls on a Saturday, Sunday or holiday shall be due on the next business day. [EXAMPLE: A principal Advance eight (8) months prior to Maturity would be repayable as interest only for six (6) months, then one month of principal based upon a 30-month amortization plus interest, and then on the 8-month anniversary the entire Advance plus accrued interest (plus all other outstanding Advances) would be repayable due to Maturity of the Amended and Restated Note].

     (a)     BALLOON AT MATURITY.  On April 1, 2008, the Amended and Restated
             -------------------
     Note shall mature and Borrower shall pay to Lender the entire outstanding and unpaid principal balance of the Note and all accrued, unpaid interest thereon.

     (b)     PAYMENTS  AND  PREPAYMENTS.  Borrower  may  prepay  the  Loan  in
             --------------------------
     increments of not less than $100,000.00 or more each. Any prepayments shall be applied first to those fees and expenses incurred by Lender in enforcement of the Amended and Restated Note, the Deed(s) of Trust, the Pledge Agreement(s), the ORRI assignment(s) or any other document evidencing or securing the obligations of Borrower and/or its subsidiaries under this Amended RCA or under such documents, then to accrued interest and then to the principal balance outstanding. All principal prepayments shall be applied to the last ensuing installment due under the Note without reamortization of the Note.

     (c)     PUT AND CALL PROVISIONS.  The Amended and Restated Note shall have
             -----------------------
     NO  put  or  call  rights  vested  in  either  Lender  or  Borrower.


     Section  1.4     COLLATERAL  FOR  AMENDED  AND  RESTATED  CREDIT LINE.  The
                      ----------------------------------------------------
collateral for the Amended and Restated Credit Line evidenced by this Amended RCA shall be (a) subject to Sections 6.1 and 6.2 herein, first and prior lien(s) on the oil and gas leases, wells, downhole and surface equipment and storage tanks and stored equipment on such leases as to which Lender's funds have been utilized for acquisition and/or drilling costs referenced above in Sections 1.2(a) and (b), including all existing lease interests in the State of Oklahoma and existing lease interests in North Dakota (regardless of whether Lender funds are used for acquisition and/or drilling in North Dakota), which lien(s) are and shall be evidenced by the form(s) of Master Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement attached hereto and made a part hereof as EXHIBIT "B" or, as to Texas, North Dakota and
                                   -----------
Oklahoma where existing Master Deed(s) of Trust and applicable supplements thereto are of record, evidenced by the form of Modification and Extension of
Master Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement attached hereto and made a part hereof as EXHIBIT "B-1" and
                                                               -------------
(b) first and prior lien(s) on Borrower's one hundred percent (100%) membership interest (subject to the after-payout back-in interests of the subsidiary directors of project development (formerly presidents), where applicable) in Anadarko Petrosearch and any other subsidiary holding legal title to a Lease acquired with Lender's funds, which lien(s) shall be evidenced by the form of Pledge Agreement attached hereto and made a part hereof as EXHIBIT "C" (the
                                                                -----------
"Pledge Agreement"). To the extent that the jurisdiction where future acquired properties are situated requires a document which is different than the forms attached hereto as EXHIBITS "B" or "B-1" to create a first and prior lien and
                      ------------    -----
security interest in favor of Lender, then Borrower shall execute and deliver the form of document prescribed by Lender as necessary to conform to the lien laws of the applicable jurisdiction where the newly acquired properties are situated. The Borrower anticipates that a new or existing subsidiary shall be created or dedicated to hold legal title to acquired Leases funded in whole or in part with Lender funds. Borrower further covenants and agrees to execute and deliver and/or cause the applicable subsidiary to execute and deliver documentation sufficient to create and perfect first and prior lien(s) over and upon any additional oil and gas lease(s) now existing or hereafter acquired and/or drilled using Lender funds. In the event that the title review and/or examination for newly acquired oil and gas lease(s) or interests therein reflects any mortgage, deeds of trust, tax lien or other apparent encumbrance ("encumbrance") which, if valid and existing, could impair the first and prior status of Lender's lien(s) and security interest(s) therein, then Borrower shall cause such encumbrance, whether valid or otherwise, to be released of record or shall lawfully bond around in accordance with applicable state or local law requirements the apparent encumbrance within sixty (60) days of the request date for any Lender advance which will be used to either acquire the encumbered oil and gas lease(s) or reimburse Borrower or its subsidiaries for the costs of its acquisition. In the event Borrower fails to cure such title encumbrance within the time period provided above, Lender may, but shall not be obligated to, cure such title encumbrance and to charge the cost and expense incurred in such curative action to Borrower as an increase in the principal balance under the
Note in addition to all other rights of Lender herein and under any of the other Loan Documents. Such curative expenses so advanced shall thereafter bear interest at the rate of eighteen (18%) per annum from the date incurred until paid.

     Section  1.5.     DRAW  PERIOD  AND  AVAILABILITY  OF  LENDER  FUNDS.
                       --------------------------------------------------

          (a)     DRAW  REQUEST  PROCEDURE.  The  principal  of  the Amended and
                  ------------------------
     Restated Credit Line may be drawn by Borrower in accordance with the Schedule of Advances over a twenty-four (24) month period which shall begin on the Effective Date and end on October 1, 2007 (the "Draw Period") in a lump sum or partial sums pursuant to the Schedule of Advances, in Borrower's discretion, subject to the Minimum Collateral Coverage Requirements described in Section 1.6 below. Principal repaid during any Draw Period may be redrawn subject to the Minimum Collateral Coverage limitations. Each draw by Borrower other than the initial draw request shall be preceded by a 20-day written request (accompanied by a statement of the proposed use of proceeds) to Lender and shall be funded by Lender on the twenty-first (21st) day following the request. In the event that the twenty-first (21st) day falls on a Saturday, Sunday or public holiday, then the funding date shall be the next business day of Lender. Unless otherwise agreed in writing by Lender, draw requests shall be funded utilizing this notice procedure and no more frequently than monthly in amounts which conform to the Schedule of Advances, unless otherwise reasonably requested by Borrower (e.g. a request for expedited funding due to an impending
                    ---
     deadline or strong competition for a Lease) and unless otherwise agreed by Lender and Borrower.

          (b)     FUNDS  AVAILABILITY  DISCLOSURE.  Borrower  acknowledges,
                  -------------------------------
     understands and agrees that Lender is a private, non-public, entity. As such, Lender obtains its funds from the private capital markets and/or individuals who desire to participate in Lenders investment banking activities, thus Lender does not have a guaranteed source of money in which to fund this transaction with Borrower. Borrower acknowledges that the volatility of the capital markets, the nature of Borrower's business activities and/or other events which may come into existence may impact Lender's ability to raise and procure sufficient capital in order to fund all or substantially all of the Loan described in this Amended RCA. While Lender will use its best efforts to raise all necessary capital to complete the funding obligations described in this Amended RCA, the Note and as Amended and Restated Credit Line, Lender cannot and will not guaranty to Borrow that all proposed funding required herein, will be available as, if and when Borrower elects to make draw requests under the terms of this Amended RCA and/or the Note. Borrower acknowledges and agrees that the inability of Lender to obtain funds to complete the funding of this Amended and Restated Credit Line will not constitute a breach or violation of this Amended RCA and/or the Amended and Restated Note and/or any other Loan document as defined herein on the part of Lender; provided, however, that in the event of Lender's failure to fully fund the entirety of the Amended and Restated Credit Line in accordance with the Schedule of Advances for reasons other than a Borrower default or a Collateral deficiency relative to the Minimum Collateral Coverage Requirements described in Section 1.6 below, the provisions of Section 1.5 below shall be applicable.

          (c)     EFFECT  OF FAILURE TO FUND EIGHT PROSPECT PACKAGE.  Lender and
                  -------------------------------------------------
     Borrower stipulate and agree that the credit facility as amended by the Amended and Restated Note is intended to cover the initial capital needs of Borrower for the Eight Prospect Package as depicted in the Eight Prospect Capital Budget. It is further anticipated that Borrower will pursue additional prospect acquisition opportunities in the future for which Lender funding participation may be desirable. Other than a refusal to fund due to Borrower's inability to conform to the Minimum Collateral Coverage Requirements described in Section 1.6, in the event that Lender is unable or refuses to fund the Amended and Restated Credit Line in accordance with the Schedule of Advances, then (i) Borrower shall not be obligated to afford Lender the participation rights in future prospects described in
     Section 2.2 herein (except to the extent such future prospects have already been funded by Lender), and (ii) Lender's overriding royalty interests described in Section 2.1(b) herein shall apply only to Lease acquisitions in the Eight Prospect Package funded by Lender. As an additional consequence of Lender's failure or refusal to fund the Amended and Restated Credit Line (except in the case of Borrower default or failure to meet the Minimum Collateral Coverage Requirements), Borrower shall have the option to terminate this Amended RCA without affecting the payment schedule for the Amended and Restated Note Balance and without affecting Lender's ORRI's earned through the date of termination.

     Section 1.6.     COLLATERAL COVERAGE REQUIREMENTS.  Unless otherwise agreed
                      --------------------------------
in writing by Lender, unused available funds under the Amended and Restated Credit Line, shall only be available for draw by Borrower if at all times Borrower's Proved Developed Reserves (as defined herein) equal or exceed twenty-five percent (25%) of the outstanding principal and interest indebtedness under the Amended and Restated Note, and if the principal balance of the Note outstanding after the requested draw will be less than the following sum, to-wit: a) the actual costs of the oil and gas lease(s) purchased and/or reimbursed through the date of the requested draw with funds advanced under this Amended RCA, and b) the sum of 75% of Borrower's Proved Developed Reserves (as defined herein) and 50% of Borrower's Proved Undeveloped Reserves (as defined herein) from all sources pledged as collateral by the Borrower, including subsidiaries of Borrower, as such Proved Reserves are reflected in a reserve report prepared by an independent petroleum engineer engaged by Borrower, acceptable to Lender and otherwise qualified to calculate Proved Reserves acceptable under Securities and Exchange Commission ("SEC") standards, and which reserve report is a "Current Reserve Report" as required by Lender under this
Section 1.6. The foregoing requirements shall be collectively referred to as the "Minimum Collateral Coverage Requirements". Borrower shall be obligated to update reserve reports on the earlier to occur of the passage of six (6) months from the date of the previous report or upon a 15% decline in the hydrocarbon pricing model utilized in preparation of the current report under which the parties are operating. All reserve reports must be updated in a timely fashion to conform to these two (2) conditions in order to be deemed a "Current Reserve Report". Lender reserves the right to engage its own engineer for preparation of a reserve report and if a separate engineer is so engaged by Lender, Borrower shall in all respects cooperate with Lender's engineer and provide all information requested by said engineer to assist in preparation and generation of a report. Said engineer engaged by Lender must be qualified in all respects to deliver a reserve report which meets SEC standards. If for any reason the Minimum Collateral Coverage Requirements fall below the minimum threshold amount described in this Section 1.6, then, within fifteen (15) days of Lender's notice to Borrower of the deficiency, Borrower and its subsidiaries shall cause additional collateral which strictly conforms to the collateral coverage requirements of this Section 1.6 to be secured, pledged and encumbered by Lender's first and prior lien(s) and security interest(s), all at Borrower's expense, or the Borrower may prepay a portion of the outstanding loan in an amount sufficient to bring the balance into compliance with the requirements set forth above. For purposes of this Section 1.6, the terms "Proved Developed" and "Proved Undeveloped" Reserves shall have the meanings set forth in Regulation S-X ("Accounting Rules Form and Content of Financial Statements"), Rule 4-10 ("Financial Accounting and Reporting for Oil and Gas Producing Activities Pursuant to the Federal Securities Laws and the Energy Policy and Conservation Act of 1975") as follows:

          PROVED DEVELOPED OIL AND GAS RESERVES. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as proved developed reserves only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

          PROVED UNDEVELOPED RESERVES. Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

     Section  1.7.     LENDER  STANDBY FEES FOR UNDRAWN PRINCIPAL.  Lender shall
                       ------------------------------------------
charge quarter-annually to Borrower and Borrower shall pay to Lender, as invoiced, a standby fee equal to one quarter of one percent (0.25%) [i.e. 1% annually] of the funds available to be drawn under the Schedule of Advances in effect at the time which are not drawn by Borrower. Funds which are not available to be drawn either because of (i) limitations imposed by Lender due to deficiency in the Minimum Collateral Coverage Requirements, or (ii) Lender's inability to fund pursuant to timely request for funding by Borrower, shall not be included in the calculation of the standby fee. The standby fee shall be calculated using the average daily balance of the unused available funds for the quarter. Attached hereto as Schedule 2 are the anticipated scheduled payments and commitments under the Amended and Restated Credit Line.

     Section 1.8     EVENTS UPON REPAYMENT OF LOAN.  Upon the full repayment and
                     -----------------------------
discharge by Borrower of all of the obligations under this Amended RCA and the corresponding loan documents, Lender shall, promptly after such repayment and termination have occurred, release all of its liens and security interests under the Deed(s) of Trust and the Pledge Agreement(s) and any amendments or supplements thereto, if applicable, or other document(s) executed by Borrower and/or its subsidiaries to evidence or secure the indebtedness of Borrower and/or its subsidiaries under this Amended and Restated Credit Line.

     Section  1.9.     PARTIAL  RELEASES  OF  DEED(S)  OF  TRUST  AND/OR  PLEDGE
                       ---------------------------------------------------------
AGREEMENT(S). With regard to the lien(s) and security agreement(s) created and evidenced by the Deed(s) of Trust, any amendments or supplements thereto, if applicable, and any other document executed by Borrower and/or its subsidiaries, Borrower and its subsidiaries who are parties to the Deed(s) of Trust shall be entitled to obtain from Lender, upon written request to Lender from time to time and for any business reason, so long as Borrower and/or its subsidiaries is/are not then in default under this Amended RCA or any other document evidencing or securing the obligations of Borrower and/or its subsidiaries under this Amended RCA or under such documents, a partial release of the specific Deed of Trust so long as the written request is signed by the chief financial officer of Borrower and contains a certification by said chief financial officer that the Minimum Collateral Coverage Requirements set forth in Section 1.6 above shall continue to be satisfied after such partial release is executed and delivered by Lender. The request must be supported by a Current Reserve Report as that term is defined in Section 1.6 above which reflects a level of Proved Developed and/or Proved Undeveloped Reserves which, after the requested partial release, will continue to provide the Minimum Collateral Coverage described in Section 1.6. In like fashion, Borrower shall be entitled to obtain from Lender upon written request to Lender from time to time, so long as Borrower and/or its subsidiaries is/are not then in default under this Amended RCA or any other document evidencing or securing the obligations of Borrower and/or its subsidiaries under this Amended RCA or under such documents, a release of the Pledge

Agreement(s) as to any specified subsidiary which no longer holds a Lease which is subject to Lender's Deed of Trust lien(s), either due to sale of the Lease(s) or due to expiration or termination of the Lease(s) by their terms.

                                   ARTICLE II

LENDER'S OVERRIDING ROYALTY INTEREST AND RIGHT TO PARTICIPATE IN FUTURE PROSPECT
--------------------------------------------------------------------------------
                                  ACQUISITIONS
                                  ------------

     Section  2.1     LENDER'S  OVERRIDING  ROYALTY  INTERESTS.
                      ----------------------------------------

          (a)     EXISTING  OVERRIDE  IN  ANADARKO  AND  FORT  BEND  LEASES.  As
                  ---------------------------------------------------------
     additional consideration from Borrower to Lender to make the original loan, Borrower caused Anadarko Petrosearch and TK Petrosearch to deliver to Lender a one percent (1% of 8/8ths) overriding royalty interest ("ORRI") in all existing Oklahoma Leases (the "Existing Oklahoma ORRI") and in certain Fort Bend County, Texas Leases (the "Existing Fort Bend County ORRI"), which Existing Oklahoma ORRI and Fort Bend County ORRI shall remain in effect as to the Leases acquired prior to the Effective Date unchanged by this Amended RCA. Since Borrower has divested the Fort Bend Leases, Borrower shall have no liability or responsibility with regard to the Fort Bend County ORRIs held by Lender except for warranties of title contained in the assignment conveying such Fort Bend County ORRIs.

          (b)     EIGHT  PROSPECT  PACKAGE LENDER ORRI.  As to each Lease in the
                  ------------------------------------
     Eight Prospect Package funded with Lender funds in accordance with the Eight Prospect Capital Budget submitted by Borrower to Lender (assuming 100% funding of Borrower's acquired interest by direct payment or reimbursement), Borrower shall cause the acquiring subsidiary or subsidiaries (if more than one subsidiary holds legal title) to deliver to Lender an ORRI equal to two percent (2%) of the net revenue interest actually acquired by Borrower's subsidiary. [EXAMPLE: Should Borrower's subsidiary acquire a 50% net revenue interest in a prospect included within the Eight Prospect Package which is funded by Lender in its entirety pursuant to the Eight Prospect Capital Budget, then Lender's ORRI shall be adjusted by multiplying: 2% (ORRI) X 50% (Borrower's interest), resulting in an adjusted ORRI of 1.0%].

          (c)     FUTURE  LENDER  ORRI  IN  OTHER  PROSPECTS.  Subject  to  the
                  ------------------------------------------
     provisions of Section 2.2 below, as to future Leases acquired by Borrower with Lender funds outside of the Eight Prospect Package, Borrower shall cause the acquiring subsidiary or subsidiaries (if more than one subsidiary holds legal title) to deliver to Lender a two percent (2%) ORRI, which ORRI shall be proportionately adjusted, where applicable, to BOTH the net revenue interest owned by Borrower's subsidiaries and to the percentage of Lender's funds utilized relative to Borrower's funds actually utilized to acquire that net revenue interest. [EXAMPLE: Should Borrower's subsidiary acquire a 50% net revenue interest in a prospect for $1,000,000, one half of which funds are provided by Lender, then Lender's ORRI shall be adjusted by multiplying: 2% (ORRI) X 50% (Borrower's interest) X 50% (Percentage of Lender's funds relative to Borrower's funds), resulting in an adjusted ORRI of 0.50%].

          (d) The ORRIs are in all respects absolutely and irrevocably earned when Lender funds are utilized by Borrower for direct and/or indirect acquisition expenses, drilling expenses or reimbursement to Borrower for such activities related to an oil and gas lease as described in Sections 1.2(a) and (b) hereof, and the earned ORRIs shall not be subject to reversion or reassignment upon repayment of the loan or termination (by passage of time, early termination or acceleration by Lender upon Borrower's default) of this credit facility. Additionally, all earned ORRIs which have been earned but not assigned upon termination of the credit facility shall be immediately assigned, in recordable form, upon the termination event.

          (e) For purposes of determining relative percentage funding by Lender and Borrower in any acquisition covered by this Amended RCA, Lender and Borrower stipulate and agree that acquisitions by Borrower from bona fide third party entities based upon arms length negotiations which involve issuance of Borrower's capital stock or assumption of existing indebtedness by Borrower either in lieu of or in addition to payment of cash funds, that the issued stock or assumed indebtedness shall be treated as a cash equivalent. Issued stock shall be on the basis of the stated value of the issued stock in the acquisition agreement (e.g. which may not be the public market trading value) or, if no value is stated in an acquisition agreement, then the closing quoted market value of the stock on the date of issuance. If there is no stated value for the stock and no quoted public market value for the class of stock, then the value shall be based upon par value. Assumed indebtedness shall be on the basis of the balance due of the indebtedness so assumed on the date of assumption.

          (f) The form of Assignment of Overriding Royalty Interest which will be used for each assignment is attached hereto and made a part hereof as EXHIBIT "D". Borrower shall record each Lease acquired in the
         ------------
     appropriate public records office wherein the leasehold interest is located within five (5) business days from receipt of the executed Lease and shall deliver to Lender Lender's ORRI within five (5) business days of receipt of the recorded Lease from the public recording official together with a copy of the recorded Lease and which ORRI shall be effective as of the date of the recorded Lease.


-          Section 2.2.     LENDER RIGHTS TO PARTICIPATE IN FUTURE PROSPECTS.
                            ------------------------------------------------
     Conditioned upon Lender having funded on a timely basis as requested the capital outlay proposed by Borrower in its Eight Prospect Capital Budget, as Advances are actually requested by Borrower, subject to compliance with
     Section 1.6 above and providing that the Borrower was not otherwise in default, then as to any proposed future prospect during the 24-month period from the Effective Date through October 1, 2007, which Borrower expects or intends to fund with third party full recourse (to Borrower) debt financing, in whole or in part, Borrower shall afford Lender the right and opportunity to fund a minimum of thirty-three and one third percent (33.33%) of Borrower's third party full recourse debt-financed interests acquired in the new prospect, other than the Eight Prospect Package. Borrower shall accompany each request for funding with information regarding the project Borrower intends to finance with the borrowed funds. Borrower, in its sole discretion, will determine the percentage of funding requested from Lender which will range from a minimum of 33.33% up to 100% funding of Borrower's interests. Each Financing Package (as defined below) will exclude the interest of third party drilling co-venturers and cover only the particular interest proposed to be acquired by Borrower's subsidiary. Other than the Eight Prospect Package, Lender shall have the right to voluntarily decline to participate in the particular prospect and shall notify Borrower of its election within fifteen (15) days of receipt of Borrower's Financing Package, but Lender shall NOT have the right to adjust the percentage of participation proposed by Borrower in its funding request. A failure to respond in writing by certified mail or overnight courier within the fifteen- (15) day period shall be deemed to be an election NOT to participate. Lender shall be entitled to receive its proportionate ORRI described in Section 2.1 above only as to prospects which it funds and only to the proportionate extent funded as described in
     Section 2.1. For purposes hereof, the parties stipulate that a Borrower Financing Package need not conform to any particular format or minimum set of materials, as some prospect proposals may have more informational materials available than others. Accordingly, a "Financing Package" shall be defined as those materials which Borrower, in its sole discretion, and in good faith, believes are sufficient to identify the target acquisition area for which funds are being requested and are sufficiently complete for Borrower to obligate itself to incur debt as to the Leases therein described, and which shall include the following:

       - Type of deal - Acquisition with development drilling, development drilling, exploitation drilling, enhanced recovery, etc.

       - Location - State, County, S-T-R or survey and abstract (TX) - regional and local maps

       - Ownership - Gross and net acres, depth limitation, WI, NRI (BPO and APO, before Fortuna)

       - Potential number of wells to be drilled, depth, name of zone, gas or oil target

       -   Dry hole and completion cost per well

       -   Total capital requirement expected from Fortuna

       -   Proved, probable and possible reserve estimates

       - Expected project cash flow and benchmarks - ROI, ROR, time to payout, UCF, PV10

The rights of Lender under this Section 2.2 shall not be available to Lender upon and after a completed "change in control" of Borrower due to acquisition, merger, business combination or otherwise, notwithstanding the fact that such change in control results in Borrower's default under this Amended RCA, the Amended and Restated Note and the security documents executed in connection with this Amended RCA, save and except as to projects already offered to Lender, accepted by Lender and as to which the loan documents have been amended to include the project at the time of the change in control. In the event that the completed change of control occurs after Lender's decision to participate but before execution of amendments to the loan documents, then Lender shall not be entitled to participate but Lender shall be reimbursed all of its reasonable out of pocket expenses related to evaluation of the prospect and/or preparation of any loan documents, including attorneys fees. Lender's right to participate in any proposed acquisition under this Section 2.2 shall be limited to projects which Lender can fund to the full extent requested by Borrower under the funding limitations set forth in Section 1.6 herein, unless Lender and Borrower mutually agree to modify the funding limitations so as to permit a funding by Lender in accordance with Borrower's request.

                                   ARTICLE III

                         LENDER'S CONDITIONS TO ADVANCES
                         -------------------------------

     The obligation of Lender to fund the Advances shall be subject to the prior or concurrent satisfaction (or in Lender's discretion, the waiver) of each of the conditions precedent set forth in this Section.

     Section  3.1.     RESOLUTION.  Lender  shall  have received from Borrower a
                       ----------
certificate of its Secretary or Assistant Secretary, member, manager, general partner or other appropriate officer, as applicable, as to (a) resolutions of its Board of Directors or Managers, as the case may be, then in full force and effect authorizing the execution, delivery and performance of this Amended RCA, the Amended and Restated Note, the Modification and Extension of Master Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement (the "Modification of Deed of Trust") and each other loan document to be executed by it; (b) the incumbency and signatures of those of its officers and/or managers authorized to act with respect to this Amended RCA, and (c) that Borrower and its subsidiaries are in compliance with all of the covenants and Amended RCAs contained in this Amended RCA.

     Section  3.2.     DELIVERY OF NOTE.  Lender shall have received the Amended
                       ----------------
and  Restated  Note  duly  executed  and  delivered  by  Borrower.

     Section  3.3     DELIVERY OF MODIFICATION  AND  EXTENSION OF DEED OF TRUST.
                      ---------------------------------------------------------
Lender shall have received the Modification of Deed of Trust duly executed in recordable form on behalf of the Borrower, Anadarko Petrosearch and Guidance Petrosearch.

     Section  3.4.     COMPLIANCE  WITH  LOAN  DOCUMENTS.  Borrower  shall  have
                       ---------------------------------
performed all Amended RCAs and covenants required by this Amended RCA and all representations and warranties herein and in the other loan documents made by Borrower or any of its subsidiaries shall be true and correct as of the date of the Advance.

     Section  3.5     NO  DEFAULT.  No  default,  or  event which could become a
                      -----------
default if uncured, shall have occurred and be continuing on the date of funding of the requested Advance.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     In order to induce Lender to enter into this Amended RCA and to make the Advances hereunder, Borrower represents and warrants unto Lender as follows:

     Section  4.1     ORGANIZATION,  ETC.  Borrower  is  a  corporation  validly
                      ------------------
organized and existing and in good standing under the laws of the State of Texas, is duly qualified to do business and is in good standing in the State of Texas and all jurisdictions where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its obligations under this Amended RCA, the Amended and Restated Note, the Modification of Deed of Trust, the Pledge Agreement and each other loan document and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

     Section  4.2     DUE  AUTHORIZATION,  NON-CONTRAVENTION, ETC.  Borrower has
                      -------------------------------------------
the full legal power, right and capacity to enter into and perform this Amended RCA and the other loan documents to which it is party. Each obligor has the full legal power, right and capacity to enter into and perform the Loan Documents to which it is a party. The execution, delivery and performance by Borrower of this Amended RCA, the Amended and Restated Note, the Modification of Deed of Trust, the Pledge Agreement and each other loan document executed or to be executed by it, and the execution, delivery and performance by each other obligor of each loan document executed or to be executed by it are within Borrower's and each such obligor's company, corporate or partnership powers, respectively, have been duly authorized by all necessary corporate action, and do not (a) contravene Borrower's or any such obligor's organizational documents,
(b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting Borrower or any such obligor, (c) result in, or require the creation or imposition of, any lien on any of any obligor's properties, or (d) require the consent or approval of any other person.

     Section  4.3     GOVERNMENT APPROVAL, REGULATION, ETC.  No authorization or
                      ------------------------------------
approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other person is required for the due execution, delivery or performance by Borrower or any other obligor of this Amended RCA, the Amended and Restated Note, the Modification of Deed of Trust, the Pledge Agreement or any other loan document to which it is a party. Neither Borrower nor any of its subsidiaries or any other obligor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section  4.4     VALIDITY,  ETC.  This  Amended  RCA  constitutes,  and the
                      --------------
Amended and Restated Note, the Modification of Deed of Trust, and each other loan document executed by Borrower and/or Anadarko Petrosearch and/or Guidance Petrosearch will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the party executing same enforceable in accordance with their respective terms. Each document executed pursuant hereto by each named obligor will, on the due execution and delivery thereof by such obligor, be the legal, valid and binding obligation of such obligor enforceable in accordance with its terms.

     Section  4.5.     NO MATERIAL ADVERSE CHANGE.  Since the date of Borrower's
                       --------------------------
most recent audited financial statements, there has not been any material adverse change.

     Section 4.6.     LITIGATION, LABOR CONTROVERSIES, ETC.  There is no pending
                      ------------------------------------
or, to the knowledge of Borrower, threatened litigation, action, proceeding or labor controversy affecting Borrower or any of its subsidiaries or any other obligor, or any of their properties, assets or revenues, or the Leases, which has caused or may cause a material adverse effect or which purports to affect the legality, validity or enforceability of this Amended RCA, the Amended and Restated Note, the Modification of Deed of Trust or any other loan document.

     Section  4.7.     BROKER'S FEES.  Borrower has not incurred any obligation,
                       -------------
contingent or otherwise, for brokers' or finders' fees in respect of the transactions contemplated by this Amended RCA.

     Section  4.8.     TAXES.  Borrower,  each of its subsidiaries and any other
                       -----
obligor has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings in accordance with the requirements of the jurisdiction where such contest is pending and for which adequate reserves in accordance with GAAP shall have been set aside on its books. Borrower has not been audited by any state, federal, or other governmental or other body having taxing authority.

     Section  4.9.     PENSION  AND  WELFARE  PLANS; EMPLOYEES.  Borrower has no
                       ---------------------------------------
pension  plans  or  employee  benefit  plans  within  the  meaning  of  ERISA.

     Section 4.10.     COMPLIANCE WITH LAWS.  Borrower and its subsidiaries have
                       --------------------
complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the Leases. Neither Borrower nor any of its Subsidiaries has received any notice to the effect that the operations of Borrower or such subsidiary relating to the Leases are not in compliance with any of the requirements of applicable environmental laws, or are the subject of any federal or state investigations evaluating whether any remedial action is needed to respond to a release of any hazardous material (as defined in the environmental laws) involving the Leases.

     Section  4.11.     ENVIRONMENTAL WARRANTIES.  Except as reasonably could be
                        ------------------------
expected to cause a material adverse effect (i) all of the Leases and associated facilities operated by Borrower or any of its subsidiaries have been, and continue to be, owned, leased or operated by Borrower, such subsidiary in compliance with all environmental laws; (ii) there have been no past, and there are no pending or threatened claims, complaints, notices or inquiries to, or requests for information received by, or known to, Borrower or any of its subsidiaries with respect to, any alleged violation of any environmental law with respect to the oil and gas leases or associated facilities operated by Borrower, such Subsidiary or such Obligor; (iii) there are no pending or threatened claims, complaints, notices or inquiries to, or requests for information received by, or known to, Borrower or any of its subsidiaries for potential liability under any environmental law or under any common law theories relating to operations or the condition of any of the lands comprising the Leases (including underlying groundwater); and (iv) Borrower and its subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for its business and the operation of each of the Leases.

     Section  4.12.  SEC REQUIREMENTS.  Borrower represents that it has made and
                     ----------------
will continue to make all periodic filings required of it by the Securities and Exchange Commission on a timely basis. Neither Borrower nor any of its subsidiaries has received notice from the Securities and Exchange Commission or any state securities agency that Borrower or any subsidiary is not in compliance with applicable Securities and Exchange Commission or state securities rules and regulations or is under investigation regarding the potential violation of any such rule or regulation.

     Section 4.13.  MONTHLY STATUS REPORT.  Borrower represents that commencing
                    ---------------------
on the last day of the calendar month following the month in which the initial Advance is made by Lender and continuing on the last day of each month thereafter, Borrower will prepare and deliver to Lender a written status report indicating the status of all oil and gas leases acquired with Lender's funds, expenditures utilizing Lender's funds, and overriding royalty interest assignments due to Lender through the end of the month preceding the due date, pursuant to Section 2.1(f) above.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS
                              ---------------------

     Borrower agrees with Lender that during the Term of this credit facility, Borrower will, and will cause its subsidiaries to perform, the obligations set forth in this Section.

     Section  5.1.     ALLOCATION  AND  BUDGETING OF LOAN PROCEEDS FOR DRILLING.
                       --------------------------------------------------------
Borrower shall, in good faith exercising sound commercial judgment and, where applicable, acting within reasonably prudent operator standards, endeavor to budget and allocate the requested advances under this Amended and Restated Credit Line in such a manner that sufficient funds shall be available to Borrower in the near term, from third party venturers, the Amended and Restated Credit Line, projected cash flow or set asides to drill and test the oil and gas lease(s) acquired with or reimbursed by Amended and Restated Credit Line funds within the primary term of such oil and gas lease(s) and shall have determined that appropriate and sufficient drilling rigs and/or equipment are available in the geographic area where such drilling activity is to occur within such time period.

     Section  5.2.     FINANCIAL  INFORMATION,  REPORTS, NOTICES, ETC.  Borrower
                       ----------------------------------------------
will furnish to Lender upon request, or will cause to be furnished at Borrower's cost to Lender upon request, copies of (i) fiscal quarter unaudited and annual audited financial statements prepared by Borrower's accountants in accordance with GAAP; (ii) Current Reserve Reports as defined in Section 1.6 above, and
(iii)  all  filings  with  the  Securities  and  Exchange  Commission.

     Section  5.3.     COMPLIANCE  WITH LAWS, ETC.  Borrower shall comply in all
                       --------------------------
material respects with all applicable laws, rules, regulations, orders, licenses, contracts, and permits, such compliance to include, without limitation: (i) compliance with all environmental laws; (ii) the maintenance and preservation of its existence and qualification as a corporation and/or as a foreign corporation in all jurisdictions where the nature of its business requires such qualification; (iii) compliance with all SEC rules and regulations; and (iv) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     Section 5.4.     TAXES.  Borrower will make all required federal income tax
                      -----
filings prior to any applicable filing deadlines. Borrower shall pay, promptly when due, and in any event within thirty (30) days of its payment due date, except as contested in good faith and by appropriate proceedings in compliance with the laws and procedures of the taxing jurisdiction under which the contest is filed and for which adequate reserves in accordance with GAAP shall have been set aside on its books, together with interest and penalties thereon, if any, all taxes, including severance taxes and other taxes, duties, imposts, charges, levies and assessments of any kind or nature whatsoever, imposed upon or assessed with respect to or charged against the Leases or production therefrom. In the event that a jurisdiction or applicable laws require payment at the time of a tax protest, Borrower shall make such required payment at the time of any tax protest asserted by Borrower.

     Section  5.5.     INSURANCE.  Borrower  will  maintain (or will cause to be
                       ---------
maintained) bonding and liability insurance in coverages and amounts customary and usual in the North American exploration and production industry and in compliance with the laws, rules and regulations of the jurisdiction in which such operations and/or property is located. At Lender's request, Borrower shall cause Lender to be named on any policy or policies of insurance as an additional insured or loss payee to the extent of its interest, as applicable.

     Section  5.6.     BOOKS  AND  RECORDS.  Borrower  and its subsidiaries will
                       -------------------
keep and maintain in Harris County, Texas, books and records which accurately reflect all of their business affairs and transactions, or relate to the Leases, and permit Lender or any of its representatives, at reasonable times and intervals, to visit all of its offices and the Leases, to discuss such affairs and transactions with their respective officers and independent public accountants (and Lender is hereby authorized to have such independent public accountants discuss the financial matters of

Borrower and its subsidiaries) and to examine (and, at the expense of Borrower, photocopy extracts from) any of its books or other corporate records. Borrower shall pay any fees incurred in connection with Lender's exercise of its rights pursuant to this Section.

     Section 5.7.     ENVIRONMENTAL COVENANT.  Borrower will (i) use and operate
                      ----------------------
all of its facilities and properties (including the Leases) in compliance with all environmental laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all hazardous materials in compliance with all applicable environmental laws, (ii) immediately notify Lender and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with environmental laws, and shall promptly cure and have dismissed with prejudice to the satisfaction of Lender any actions and proceedings relating to compliance with environmental laws, and (iii) provide such information and certifications which Lender may reasonably request from time to time to evidence compliance with this Section.

     Section 5.8.     FURTHER ASSURANCES.  Borrower will execute and deliver all
                      ------------------
such other and additional instruments, notices, releases and other documents and will do all such other acts and things as may be reasonably necessary or appropriate to more fully secure Lender or its successors or assigns all of the respective rights and interests herein and hereby or pursuant to any of the other loan documents granted or intended so to be.

     Section  5.9.     PUNCTUAL  PAYMENT.  Borrower  shall timely and punctually
                       -----------------
pay all interest, principal and all other amounts when due under this Amended RCA, the Amended and Restated Note, the Modification of Deed of Trust, or any other document executed by Borrower and/or its subsidiaries to evidence or secure the indebtedness of Borrower and/or its subsidiaries under this Amended and Restated Credit Line.

     Section  5.10     PUNCTUAL  DELIVERY  OF  ORRI ASSIGNMENTS.  Borrower shall
                       ----------------------------------------
record and deliver the Lender ORRI assignments which accrue under this Amended RCA in accordance with Section 2.1(f) above.

                                   ARTICLE VI
                                   ----------

                               NEGATIVE COVENANTS
                               ------------------

     Borrower agrees with Lender that during the Term of this Amended and Restated Credit Line, Borrower will, and will cause its subsidiaries to perform, the obligations set forth in this Section.

     Section  6.1.  NO  SENIOR  OR  PARI PASSU INDEBTEDNESS.  Borrower, Anadarko
                    ---------------------------------------
Petrosearch, Guidance Petrosearch and other subsidiaries formed either now or in the future in which the Lender has Collateral at the time of request for relief under this Section shall not, without Lender's consent, which shall not be unreasonably withheld, incur any indebtedness which is senior to or in pari passu to this credit facility as to the Lease assets on which Lender holds a deed of trust lien while any part of the principal advanced by Lender under the
Note is outstanding and unpaid. This provision shall not be deemed to preclude joint venture partners in Borrower's drilling operations nor Borrower's ability to grant a lien, security interest or participation interest in a Lease or fractional undivided interest therein on which Lender does NOT hold a lien or security interest (e.g. due to a partial funding rather than a 100% funding by
Lender). Borrower shall within fifteen (15) days after execution of any pari passu lender documentation provide Lender with the name, address, telephone and facsimile numbers of each pari passu lender, a copy of such lender's loan documents and, if applicable, notice of any default under or attempted enforcement of said pari passu lender's documents. [EXAMPLE: Should Lender fund the acquisition of a 50% working interest in a Lease and Borrower fund the remaining 50% of the working interest, then Borrower shall be entitled to create senior or pari passu indebtedness as to, and to grant liens, security interests or participation interests as to, the 50% interest which was not funded by Lender and which is not subject to Lender's liens and security interests.]

     Section  6.2.     LIENS  OF DEED OF TRUST AND PLEDGE AGREEMENT.  Except for
                       --------------------------------------------
the back-in interests of the subsidiary President, if applicable, as to a particular subsidiary, and except as to interests which are released by Lender pursuant to Section 1.9 above, the Deed(s) of Trust (as modified by the Modification of Deed of Trust) and the Pledge Agreement(s) are, and always will be kept, a direct first perfected lien and security interest upon the Leases of Borrower and its subsidiaries which are covered by the Deed(s) of Trust, and 100% of the membership interests of the subsidiaries of Borrower covered by the Pledge Agreement(s).

     Section  6.3.     BUSINESS  ACTIVITIES.  Borrower is a corporation and will
                       --------------------
not engage, or permit any of its subsidiaries to engage, in any business activity, except the owning, operating, producing, processing and marketing of hydrocarbons and such activities as may be incidental or related thereto, without the prior written consent of Lender, in its discretion.

     Section  6.4.     CONSOLIDATION,  MERGER, ETC.  Borrower will not liquidate
                       ---------------------------
or dissolve, consolidate with, or merge into or with, any other person or entity without the prior written consent of Lender, which consent shall not be unreasonably withheld. Any proposed business combination under this Section shall not trigger a Lender option to participate save and except as set forth in
Section  2.2  herein.

     Section  6.5.     NO CHANGE IN  NAME,  LOCATION,  ETC.  Borrower  will  not
                       ------------------------------------
change its name or identity, or change the location of its chief executive office or its chief place of business or the place where Borrower keeps its books and records concerning the Leases without the prior written consent of Lender, which consent shall not be unreasonably withheld.

                                   ARTICLE VII
                                   -----------

                      EVENTS OF DEFAULT/REMEDIES OF LENDER
                      ------------------------------------

     Each of the following events or occurrences described in this Section shall constitute an "Event of Default."

     Section 7.1.     NON-PAYMENT OF OBLIGATIONS.  Borrower shall default in the
                      --------------------------
payment or prepayment when due of any principal of or interest under the Amended and Restated Note, or Borrower or any other obligor shall default in the payment when due of any other monetary obligation.

     Section  7.2.     BREACH  OF  WARRANTY.  Any  representation or warranty of
                       --------------------
Borrower made or deemed to be made hereunder or in the Amended and Restated Note, the Deed(s) of Trust (as modified by the Modification of Deed of Trust), any supplemental Deed of Trust, the Pledge Agreement(s) or any ORRI assignment executed by Borrower and/or its subsidiaries or any other writing or certificate furnished by or on behalf of Borrower or any of its subsidiaries for the purposes of or in connection with this Amended RCA or any such other loan document is false in any material respect.

     Section  7.3.     NON-PERFORMANCE  OF CERTAIN COVENANTS AND OBLIGATIONS.  A
                       -----------------------------------------------------
default in the due performance by Borrower or any of its subsidiaries of any covenant or express Amended RCA contained in this Amended RCA, the Note, the Deed(s) of Trust (as modified by the Modification of Deed of Trust), any supplemental Deed(s) of Trust, the Pledge Agreement(s) or any ORRI assignment(s) and continuation of such default beyond the applicable grace period expressly granted, if any, with respect thereto.

     Section  7.4.     JUDGMENTS.  Any  injunction  or administrative stay for a
                       ---------
period of thirty (30) consecutive days against Borrower's operation of those properties which are covered by Lender's liens and security interests and represent ten percent (10%) or more of Lender's collateral as described in
Section 1.6 of this Amended RCA, or any judgment or order for the payment of money in excess of $250,000.00 shall be rendered against Borrower or any of its collateral subsidiaries hereunder and either (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, (b) there shall be any period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect, (c) the judgment has not been superseded by the filing of a bond prescribed under the laws of the jurisdiction where the judgment originated or where the judgment is sought to be enforced

     Section  7.5.     BANKRUPTCY,  INSOLVENCY,  ETC.  Borrower shall (a) become
                       -----------------------------
insolvent, be declared bankrupt (involuntary or voluntary) or generally be unable to pay, or admit in writing its inability or unwillingness to pay its debts as they become due, (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for Borrower, the Leases or any other property of any thereof, or make a general assignment for the benefit of creditors, (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for Borrower, any of its Subsidiaries or for the Leases or any part thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within sixty (60) days or an action commenced within such period seeking such discharge and prosecuted in good faith to conclusion.

     Section  7.6     REMEDIES  OF  LENDER.  Upon  an event of default described
                      --------------------
above in this Article, Lender shall, prior to exercising the remedies described herein, provide Borrower with written notice specifying in reasonable detail the event of default which has occurred and stating that it intends to exercise remedies provided in this Section. Borrower shall then have five (5) days in the case of a monetary default, and twenty (20) days in the case of a non-monetary default, after receipt of such notice to cure or cause to be cured such default and to provide Lender with notice and reasonable documentation that it has cured or cause to be cured such Event of Default. If Borrower does not provide such proper notice and evidence, then Lender may immediately by notice to Borrower declare all or any portion of the outstanding principal amount under the Note and other obligations to be due and payable whereupon the full unpaid amount under the Note and other obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment. Lender is further authorized, after the passage of the particular cure period, to perform or cause to be performed such act or take such action,
                                                                               =
or pay such money that Lender deems necessary or desirable to cure such Event of Default, and any expenses so incurred by Lender and any money so paid by the Lender shall be a demand obligation owing by Borrower to the Lender and the Lender, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by Borrower to the Lender pursuant to this Amended RCA or any other loan document shall bear interest from the date of notice to Borrower of such expenditure or payment or other occurrence which gives rise to such amount being owed to the Lender until paid at the Note interest rate (as the same may change from time to time as a variable rate) plus nine percent (9%) per annum, and all such amounts together with such interest thereon shall become part of the obligations evidenced by the Note and deemed secured by the Deed(s) of Trust and all other documents described or contemplated by this Amended RCA as security for the obligations of Borrower and its subsidiaries. Upon demand, after the occurrence of an event of default, Borrower shall reimburse Lender for all reasonable amounts expended (including the fees and out-of-pocket expenses of counsel) in connection therewith, as a result of or in connection with its exercise of remedies, together with interest on such amounts at the Note interest rate (as the same may change from time to time) from the date incurred until reimbursed.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

     Section  8.1.     EXPENSES;  INDEMNIFICATION.  Borrower  agrees  to  pay on
                       --------------------------
demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amended RCA and any and all amendments, modifications, and supplements hereto. Borrower agrees to pay and to hold Lender harmless from and against all excise, sales, stamp, or other taxes (but not Federal or State income taxes) and all fees payable in connection with this Amended RCA or the transactions contemplated hereby, and agree to hold Lender harmless from and against any and all present or future claims or liabilities with respect to or resulting from Borrower performing or delaying in performing their obligations under this Amended RCA.

     Section 8.2.     NO WAIVER; CUMULATIVE REMEDIES.  No failure on the part of
                      ------------------------------
Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Amended RCA shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Amended RCA preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Amended RCA are cumulative and not exclusive of any rights and remedies provided by law.

     Section 8.3.     SUCCESSORS AND ASSIGNS.  This Amended RCA shall be binding
                      ----------------------
upon and inure to the benefit of Borrower, Anadarko Petrosearch, Guidance Petrosearch, and Lender and their respective successors, and assigns, except that Borrower, Anadarko Petrosearch and Guidance Petrosearch may not assign any of its rights or obligations under this Amended RCA without the prior written consent of Lender, which consent shall not be unreasonably withheld.

     Section  8.4.     AMENDMENT;  ENTIRE  AMENDED RCA.  This Agreement together
                       -------------------------------
with all documents described or referenced in this Agreement embodies the entire Amended RCA among the parties hereto and supersedes all prior Amended RCAs and understandings, if any, relating to the subject matter hereof. The provisions of this Amended RCA may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section  8.5.     NOTICES.  Any  notice,  consent,  or  other communication
                       -------
required or permitted to be given under this Amended RCA to Lender or Borrower must be in writing and delivered in person or mailed by registered or certified mail, return receipt requested, postage prepaid, as follows:

     To Lender:                  Fortuna Asset Management, LLC
                                 1300 Bristol Street
                                 Newport Beach, CA 92660
                                 Attention: Karen Beth Brenner, Managing Member
                                 FAX: (949) 476-3098

             (if by mail)        P.O. Box 9109
                                 Newport Beach, CA 92658

     With Copy To:               Barry L. Racusin, P.C.
                                 Racusin & Wagner, L.L.P.
                                 3100 Phoenix Tower
                                 3200 Southwest Freeway
                                 Houston, Texas 77027
                                 FAX: (713) 626-9313

     With Copy To:               R. S. Michaels
                                 Northamerican Sureties, Ltd.
                                 5190 Neil Road, Suite 430
                                 Reno, Nevada 89502
                                 FAX: (323) 857-0094

                                     To Borrower, Anadarko,
     or Guidance Petrosearch:    Petrosearch Energy Corporation
                                 675 Bering Drive, Suite 200
                                 Houston, Texas 77057
                                 Attention: President
                                 FAX: (713) 961-9338

Any such notice, consent, or other communication shall be deemed given when delivered in person or, if mailed, when duly deposited in the mails.

     SECTION  8.6.    APPLICABLE LAW.  THIS AMENDED RCA SHALL BE GOVERNED BY AND
                      --------------
CONSTRUED  IN  ACCORDANCE  WITH  THE  LAWS  OF  THE  STATE  OF  TEXAS.

     Section  8.7.     HEADINGS.  The  headings, captions, and arrangements used
                       --------
in this Amended RCA are for convenience only and shall not affect the interpretation of this Amended RCA.

     Section  8.8.     SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.  All
                       ----------------------------------------------
representations and warranties made in this Amended RCA or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Amended RCA, and no investigation by Lender shall affect the representations and warranties or the right of Lender to rely upon them.

     Section  8.9.     COUNTERPARTS.  This  Amended  RCA  may be executed in any
                       ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instruments.

     Section 8.10.     SEVERABILITY.  Any provision of this Amended RCA which is
                       ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amended RCA, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section  8.11.  USA  PATRIOT ACT COMPLIANCE.  This Amended RCA is expressly
                     ---------------------------
subject to the provisions of the USA Patriot Act, PublicLaw107-56, signed into law October 26, 2001, and the resulting amendments to the various and sundry federal statutes resulting from its provisions.

     Section  8.12.  NO  ORAL  AMENDED RCAS.  THIS AMENDED RCA TOGETHER WITH THE
                     ----------------------
DOCUMENTS DESCRIBED OR REFERENCED HEREIN REPRESENT THE FINAL AMENDED RCA BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AMENDED RCAS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AMENDED RCAS BETWEEN THE PARTIES.

     Executed as of the Effective Date above written.

SIGNATURES APPEAR ON FOLLOWING PAGE

                                      "Borrower"

                                 PETROSEARCH ENERGY CORPORATION

                                 By:
                                     ------------------------------------
                                     Richard D. Dole, President and CEO

                                      "Anadarko Petrosearch"

                                 ANADARKO PETROSEARCH, L.L.C.

                                 By:
                                     ------------------------------------
                                     Richard D. Dole, Manager


                                            "Guidance Petrosearch"

                                 GUIDANCE PETROSEARCH, L.L.C.

                                 By:
                                     ------------------------------------
                                     Richard D. Dole, Manager

                                      "Lender"

                                 FORTUNA ENERGY, L.P.
                                 BY: FORTUNA ASSET MANAGEMENT, LLC
                                        Its General Partner

                                 By:
                                     ------------------------------------
                                     Karen Beth Brenner, Managing Member

SCHEDULE  OF  ADVANCES

The  following  table  outlines  the  expected  schedule  of  advances


                                   Available for   Total Expected
Date            Existing Balance     New Draws        Advances
--------------  -----------------  --------------  ---------------
Effective Date  $         825,000  $    2,700,000  $     3,525,000
1/1/06                             $    2,300,000  $    5,825 ,000
4/1/06                             $    2,200,000  $     8,025,000
7/1/06                             $    1,975,000  $    10,000,000


SCHEDULE OF PROPERTIES IN EIGHT PROSPECT PACKAGE:

AKG Burleson, Burleson County, Texas
ADG Tait, Colorado County, Texas
Rodney Island, Tensas Parish, Louisiana
Gruman, Stark County, North Dakota
Dome Pickens - Orig., Yazoo County, Mississippi
Dome Pickens-Chan., Yazoo County, Mississippi
NW Pickens, Madison and Yazoo Counties, Mississippi
Deason, Madison and Yazoo Counties, Mississippi